UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 9, 2011
Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE
WOONSOCKET, RHODE ISLAND 02895
(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

The registrant is furnishing this Current Report on Form 8-K in connection with the issuance of a press release on March 9, 2011 reporting its fourth quarter and full year 2010 financial results.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number

99.1	Press release from Summer Infant, Inc., dated March 9, 2011, entitled "Summer Infant, Inc. Reports Fourth Quarter and Full Year 2010 Results"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: March 9, 2011	By: /s/ Joseph Driscoll
Joseph Driscoll
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                      Description

99.1	Press release from Summer Infant, Inc., dated March 9, 2011, entitled "Summer Infant, Inc. Reports Fourth Quarter and Full Year 2010 Results"